Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2024
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions [text block]	03 – Acquisitions and dispositions Business combinations During 2024 and 2022, the Group did not undertake any acquisitions accounted for as business combinations. In April 2023, Deutsche Bank announced that it had reached an agreement on an all-cash offer for the acquisition of Numis Corporation Plc (“Numis”). On October 13, 2023, the acquisition was completed and Deutsche Bank acquired a 100 % interest in Numis for a cash purchase price of € 460 million (GBP 397 million). Following the acquisition of Numis, the determination of the fair values of the identifiable assets acquired and liabilities assumed as of the acquisition date had been finalized in the fourth quarter 2023 with details included in the table below. Other intangible assets identified in the purchase price allocation included customer relationships (€ 56 million) and tradename (€ 27 million). Goodwill of € 235 million identified in the purchase price allocation mainly represented the expected future economic benefit of synergies and the value of human capital. Fair Value of Assets Acquired and Liabilities Assumed as of the Acquisition Date in € m. October 13, 2023 Cash consideration transferred 460 Total consideration transferred 460 Recognized amounts of identifiable assets acquired and liabilities assumed:1 Interbank balances (w/o central banks) 126 Securities borrowed 10 Financial assets at fair value through profit or loss 44 Property and equipment 53 Other intangible assets 84 All other assets 410 Total assets acquired 727 Financial liabilities at fair value through profit or loss 14 All other liabilities 488 Total liabilities assumed 502 Total identifiable net assets 225 Goodwill 235 Total identifiable net assets and goodwill acquired 460 1 By major class of assets acquired and liabilities assumed. Deutsche Bank assigned goodwill resulting from the Numis acquisition to the Investment Bank cash-generating unit (CGU). Given the valuation of the Investment Bank CGU, following the acquisition, goodwill recognized for Numis was considered impaired and written off in the fourth quarter of 2023 (also refer to Note 23 “Goodwill and Other Intangible Assets”). Dispositions There were no dispositions in 2024, but the Group had finalized several dispositions of subsidiaries/businesses during 2023 and 2022. These disposals were mainly comprised of businesses that were previously classified as held for sale, including the transfer of the digital investment platform of DWS as part of its partnership with BlackFin, and the sale of the Italian financial advisors business to Zurich Italy in 2022 for a pre-tax gain on sale of € 312 million. The total consideration received for these dispositions (thereof in cash) in 2024, 2023 and 2022 was € 3 million (cash € 3 million), € 117 million (cash € 99 million) and € 488 million (cash € 439 million), respectively. The table below shows the assets and liabilities that were included in these disposals. in € m. 2024 2023 2022 Cash and cash equivalents 0 7 1,126 All remaining assets 0 105 659 Total assets disposed 0 113 1,785 Total liabilities disposed 0 213 1,676